Exhibit 10.17

THIRD AMENDMENT TO LEASE AGREEMENT

THIS THIRD AMENDMENT (the “Third Amendment”) is made and entered into as of the Effective Date set forth on the signature page (the “Effective Date”) by and between CAMBRIDGE PROPERTIES (herein referred to as “Lessor’’) and KIROMIC, INC, (herein referred to as “Lessee”) on the following terms and conditions, and thus;

WITNESSETH

WHEREAS, Lessor, as Lessor therein, and Lessee, as Lessee therein, entered into a certain Lease Agreement (the “Lease”) for approximately 9,352 square feet of net rentable area on the first floor in Suite 140 of the building known as the Fannin South Professional Building the (the “Building) located at 7707 Fannin, Houston, Texas 77054;

WHEREAS, Lessor and Lessee agreed to expand the Leased Premise to include Suite 107;

WHEREAS, Lessor and Lessee agreed to relinquish Suite 107 from the Leased Premise;

WHEREAS, Lessor and Lessee desire to further amend, modify, and supplement the Lease as hereinafter set forth;

NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other valuable consideration respectively paid by each party to the other and receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee do hereby supplement and amend the Lease as follows:

1.	Section 2 A. TERM:

Pursuant to Lessee’s first Renewal Option, the Term of the Lease shall be extended for two (2) years, commencing on May 1, 2019;

2.

It is understood and agreed that except as provided herein in this Third Amendment, all terms and conditions of the First Amendment, Second Amendment and the original Lease Agreement shall apply to this Third Amendment during the Term and any renewals thereof.

Signatures Follow on the Next Page

EXCEPT as expressly hereby amended, the undersigned has caused this Amendment to be duly executed and effective on this 7th day of November, 2018.

LESSOR:
Cambridge Properties

By: /s/ Trey Miller
Name: Trey Miller
Title: Real Estate Property Manager

LESSEE:

KIROMIC, INC

By: /s/ Maurizio Chiriva-Internati
Name: Maurizio Chiriva-Internati
Title: CEO